Exhibit 10.1

Execution Version

SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of October 21, 2015

among

NORTHERN OIL AND GAS, INC.,

as Borrower,

ROYAL BANK OF CANADA,

as Administrative Agent,

and

The Lenders Party Hereto

SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 21, 2015, is by and among Northern Oil and Gas, Inc., a Minnesota corporation (the “Borrower”), Royal Bank of Canada (the “Administrative Agent”), and the Lenders party hereto.

R E C I T A L S:

WHEREAS, the Borrower, the Administrative Agent and the other Lenders party thereto entered into that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2012 (as previously amended by the First Amendment dated as of June 29, 2012, the Second Amendment dated as of September 28, 2012, the Third Amendment dated as of March 28, 2013, the Fourth Amendment dated as of September 30, 2013, the Fifth Amendment dated as of April 7, 2015, the Sixth Amendment dated as of May 13, 2015 and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, the Administrative Agent and the Lenders are willing to (i) amend the Credit Agreement and (ii) take such other actions as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Each capitalized term used in this Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

Section 2.01                      Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by adding the following definition where alphabetically appropriate:

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“Seventh Amendment Effective Date” means October 21, 2015.

Section 2.02                      Amendment to Section 8.13.  Section 8.13 of the Credit Agreement is hereby amended to delete each reference to “80%” in such Section and insert in each place therefor “90%”.

Section 2.03                      Amendment to Section 8.14.  Section 8.14 of the Credit Agreement is hereby amended to delete each reference to “80%” in such Section and insert in each place therefor “90%”.

Section 2.04                      Amendment to Section 8.18. Section 8.18 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Section 8.18                                Post-Seventh Amendment Title and Mortgage Requirement.  Notwithstanding the requirements of Section 8.14 after giving effect to the Seventh Amendment, the Borrower shall have 90 days following the Seventh Amendment Effective Date to demonstrate compliance with the requirements of Section 8.14 after giving effect to the Seventh Amendment in a manner satisfactory to the Administrative Agent.”

ARTICLE III

Reaffirmation of the Borrowing Base

Section 3.01                      Reaffirmation of the Borrowing Base. Notwithstanding the requirements of Section 2.07 of the Credit Agreement, effective as of the Seventh Amendment Effective Date, the amount of the Borrowing Base shall continue to be $550,000,000.00, subject to further adjustments from time to time pursuant to Section 2.07, Section 8.13(c) or Section 9.12(d) of the Credit Agreement.  The reaffirmation of the Borrowing Base pursuant to this Section 3.01 of this Amendment shall constitute the Scheduled Redetermination for October 1, 2015.

ARTICLE IV

Conditions Precedent

This Amendment shall become effective as of the date first referenced above when and only when the following conditions are satisfied (the “Seventh Amendment Effective Date”):

(a)           the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower and the Lenders, in such numbers as the Administrative Agent or its counsel may reasonably request; and

(b)           the Administrative Agent and the Lenders shall have received all fees due and payable on or prior to the effectiveness hereof as provided in any Loan Document, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent).

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ARTICLE V

Representations and Warranties

The Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(a)           Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.

(b)           At the time of, and immediately after giving effect to, this Amendment, no Default has occurred and is continuing.

(c)           The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by the Borrower.

(d)           This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)           The execution, delivery and performance by the Borrower of this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including the members or any class of directors of the Borrower or any other Person, whether interested or disinterested), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except (a) such as have been obtained or made and are in full force and effect, and (b) the Borrower may need to file a current report on Form 8-K with the SEC disclosing this Amendment, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or their Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any of its Subsidiaries (other than the Liens created by the Loan Documents).

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ARTICLE VI

Miscellaneous

Section 6.01                      Credit Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or the Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise.  All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Amendment.

Section 6.02                      Governing Law.  THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 6.03                      Descriptive Headings, Etc.  The descriptive headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.  The statements made and the terms defined in the recitals to this Amendment are hereby incorporated into this Amendment in their entirety.

Section 6.04                      Entire Agreement.  This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

Section 6.05                      Loan Document.  This Amendment is a Loan Document executed under the Credit Agreement, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 6.06                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed counterpart of the signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 6.07                      Successors.  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns.

(Remainder of page intentionally left blank.)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

NORTHERN OIL AND GAS, INC., as the Borrower

By:           /s/  Tom Stoelk
Name:            Tom Stoelk
Title:              CFO

Signature Page
Seventh Amendment to Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent

By:           /s/ Rodica Dutka
Name:           Rodica Dutka
Title:             Manager, Agency

ROYAL BANK OF CANADA, as a Lender

By:           /s/ Don J. McKinnerney
Name:           Don J. McKinnerney
Title:             Authorized Signatory

SUNTRUST BANK, as a Lender

By:           /s/  Shannon Juhan
Name:            Shannon Juhan
Title:              Director

BMO HARRIS FINANCING, INC., as a Lender

By:           /s/ Melissa Guzmann
Name:           Melissa Guzmann
Title:             Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:           /s/  George E McKean
Name:            George E McKean
Title:              Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:           /s/  Todd S. Anderson
Name:            Todd S. Anderson
Title:              Vice President

Signature Page
Seventh Amendment to Credit Agreement

SANTANDER BANK, N.A., as a Lender

By:           /s/  Aidan Lanigan
Name:            Aidan Lanigan
Title:              Senior Vice President

By:           /s/  Puiki Lok
Name:            Puiki Lok
Title:              Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:           /s/  Robert James
Name:            Robert James
Title:              Director

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:           /s/  Parker Heikes
Name:            Parker Heikes
Title:              Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender

By:           /s/  James Giordano
Name:            James Giordano
Title:              Vice President

CADENCE BANK, N.A., as a Lender

By:           /s/  Eric Broussard
Name:            Eric Broussard
Title:              Executive Vice President

Signature Page
Seventh Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:           /s/  Alan Dawson
Name:            Alan Dawson
Title:              Director

ING CAPITAL LLC, as a Lender

By:           /s/  Josh Strong
Name:            Josh Strong
Title:              Director

By:           /s/  Charles Hall
Name:            Charles Hall
Title:              Managing Director

FIFTH THIRD BANK, as a Lender

By:           /s/  Thomas Kleiderer
Name:            Thomas Kleiderer
Title:              Director

Signature Page
Seventh Amendment to Credit Agreement